Management’s Assertion Concerning Compliance

with Minimum Master Servicing Standards

February 28, 2014

As of and for the year ended December 31, 2013, Berkadia Commercial Mortgage LLC has complied, in all material respects, with the minimum master servicing standards set forth in the Company’s Master Servicing Policy (attached in Exhibit I) which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers.

As of December 31, 2013, the Company is covered by insurance policies providing for $100 million of fidelity bond insurance and $100 million of errors and omission insurance.

Mark E. McCool

Executive Vice President

Head of Servicing

Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Master Servicing Policy

I.	CUSTODIAL BANK ACCOUNTS

1.	Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

•	Be mathematically accurate;

•	Be prepared within thirty (30) calendar days after the cutoff date;

•	Be reviewed and approved by someone other than the person who prepared the reconciliation; and

•	Document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of identification.

2.	Funds of the servicing entity shall be advanced as specified in the servicing agreement in cases where there is an overdraft in an investor’s or a mortgagor’s account.

3.	All cash for each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor or in an investment account in accordance with the applicable servicing agreement requirements.

4.	Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan.

II.	MORTGAGE PAYMENTS

1.	Mortgage payments which are properly identified with the Company’s account number and which agree to the total amount of the scheduled payment due shall be deposited into the clearing bank accounts and related custodial bank accounts within two business days of receipt. Any mortgage payments which do not meet these parameters will be researched and deposited into the appropriate bank accounts within five business days of receipt.

2.	Mortgage payments made in accordance with the mortgagor’s loan documents shall be posted to the applicable mortgagor records within two business days of receipt.

III.	DISBURSEMENTS

1.	Disbursements made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

2.	Amounts remitted to investors per the servicer’s investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

Exhibit I

IV.	INVESTOR ACCOUNTING AND REPORTING

1.	The servicing entity’s investor reports shall agree with, or reconcile to, investors records on a monthly basis as to the total unpaid principle balance and number of loans serviced by the servicing entity.

V.	INSURANCE POLICIES

1.	A fidelity bond and errors and omissions policy shall be in effect on the servicing entity in the amount of coverage represented to investors in management’s assertion.

VI.	MONITORING OF SUBSERVICER COMPLIANCE

1.	Within 120 days of the calendar year end or subservicer’s year end, the subservicer’s management assertions about compliance with minimum servicing standards, which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers, and the Independent Accountants’ Report on management’s assertions shall be reviewed, and if material exceptions are found, appropriate corrective action will be taken.

2.	An annual certification from each subservicer stating that the subservicer is in compliance with its subservicing agreement shall be obtained for the previous calendar year.

Annual Statement as to Compliance

For the Year Ended December 31, 2013

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

i.	As an officer signing this certificate I have reviewed the activities and performance of Berkadia Commercial Mortgage as Master Servicer during the preceding fiscal year under the Servicing Agreement and, to the best of such officer’s knowledge, the Servicer has fulfilled all of the duties, responsibilities under this servicing agreement throughout such year.

ii.	I confirm that Berkadia Commercial Mortgage as Master Servicer is in compliance with the requirements of Section 202.

Berkadia Commercial Mortgage

Mark E. McCool

Executive Vice President

February 20, 2014

Inv. 3 Lib. G

Management’s Assertion Concerning Compliance

with Minimum Special Servicing Standards

February 28, 2014

As of and for the year ended December 31, 2013, Berkadia Commercial Mortgage LLC has complied, in all material respects, with the minimum special servicing standards set forth in the Company’s Special Servicing Policy (attached in Exhibit I) which were derived from the Mortgage Banker’s Association of America’s Uniform Single Attestation Program for Mortgage Bankers.

As of December 31, 2013, the Company is covered by insurance policies providing for $100 million of fidelity bond insurance and $100 million of errors and omission insurance.

Mark E. McCool

Executive Vice President

Head of Servicing

Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Special Servicing Policy

I.	RECORDKEEPING

Records documenting the status of the loan shall be maintained during the period the loan is assigned to the special servicer. Such records shall describe the entity’s activities in monitoring the current status of the loan and are updated to reflect a change in status to be communicated to the investor.

II.	INSURANCE

A fidelity bond and errors and omission policy shall be in effect on the servicing entity in the amount of coverage represented to investors.

Annual Statement as to Compliance

For the Year Ended December 31, 2013

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

(i)	A review of the activities and performance of Berkadia Commercial Mortgage as Special Servicer during the period under this Servicing Agreement, has been made under my supervision, and, to the best of my knowledge, based on such review, Berkadia Commercial Mortgage as Special Servicer, has fulfilled in all material respects, all of its duties, responsibilities, or obligations under this Servicing Agreement throughout the period.

(ii)	I confirm that Berkadia Commercial Mortgage as Special Servicer is in compliance with the requirements of Section 2.02 hereof.

Berkadia Commercial Mortgage

Mark E. McCool

Executive Vice President

February 20, 2014

Inv. 003 Lib. G

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of December 01, 2013 through December 31, 2013

Collections:
Principal Payments	425,912.43
Interest Payments	99,829.75

Total Principal and Interest Collections	525,742.18

Payments and Reversals Posted to Suspense	—

Total Collections	525,742.18

Less: Servicing Fees (not withheld from remittances)	(1,816.35)

Net Collections	523,925.83

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of December 01, 2013 through December 31, 2013

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
12012013	30101601	AUBURN UNIVER	125,000.00	11,850.00	136,850.00	790,000.00	296.25
12012013	30117002	LONG ISLAND U	—	815.63	815.63	45,000.00	16.88
12012013	30119903	MISSISSIPPI S	80,000.00	10,350.00	90,350.00	690,000.00	258.75
12012013	30121501	NORFOLK STATE	67,682.76	19,494.02	87,176.78	1,299,601.17	487.35
12012013	30127402	ST MARY’S COL	11,000.00	2,460.00	13,460.00	164,000.00	61.50
12012013	30137901	VINCENNES UNI	—	28,500.00	28,500.00	1,900,000.00	712.50
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
		TOTALS:	283,682.76	73,469.65	357,152.41	4,888,601.17	1,833.23

12012013	30117002	LONG ISLAND U	0.00	815.63	815.63	45,000.00	(16.88)	unpaid

							1,816.35	Service Fees due

S/F still due for below loans

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of December 01, 2013 through December 31, 2013

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of December 01, 2013 through December 31, 2013

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of December 31, 2013

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
30101601	AUBURN UNIVERSITY	3	665,000.00	12012018
30101701	AZUSA PACIFIC UNIVERSITY	3.75	33,000.00	4012015
30106904	COLLEGE OF SANTA FE	3	175,000.00	10012018
30109604	DRURY COLLEGE	3	27,000.00	4012015
30112002	GEORGE FOX COLLEGE	3	240,239.92	7012018
30112902	HAMPSHIRE COLLEGE	3	58,200.12	2012014
30114802	INTER-AMERICAN UNIV. OF PUERTO RICO	3	445,070.28	1012017
30117402	LYCOMING COLLEGE	3.625	20,000.00	5012014
30117403	LYCOMING COLLEGE	3.75	49,999.99	5012015
30117501	LYNCHBURG COLLEGE	3.75	58,000.00	5012015
30117502	LYNCHBURG COLLEGE	3	195,000.00	5012018
30119801	MILLSAPS COLLEGE	3	252,000.00	11012021
30119903	MISSISSIPPI STATE UNIVERSITY	3	610,000.00	12012020
30120601	MORGAN STATE UNIVERSTIY	3	181,396.57	11012014
30121201	NEWARK BETH ISRAEL MEDICAL CENTER	3.625	55,000.00	1012014
30121501	NORFOLK STATE UNIVERSITY	3	1,231,918.41	12012021
30123401	PAINE COLLEGE	3	199,343.99	10012016
30123701	UNIVERSITY OF THE ARTS	3	1,044,415.90	1012022
30127402	ST MARY’S SCHOOL	3	153,000.00	6012020
30134402	UNIVERSITY OF FLORIDA/REV. CERTS.,84	3	180,000.00	7012014
30136801	UNIVERSITY OF ST THOMAS	3	235,000.00	10012019
30137802	VILLANOVA UNIVERSITY	3	425,000.00	4012019
30137901	VINCENNES UNIVERSITY	3	1,900,000.00	6012023
30140502	WITTENBERG UNIVERSITY	3	120,000.00	5012015
30140503	WITTENBERG UNIVERSITY	3	63,000.00	11012017
30102803	BETHANY COLLEGE - HALL BOND 1967	3	80,000.00	11012017
30104201	TRUST SERVICES DIVISION	3	938,000.00	11012019
30108202	DAEMEN COLLEGE(ROSARY HILL COLLEGE)	3	135,000.00	4012016
30109502	DREXEL UNIVERSITY	3.5	70,000.00	5012014
30112301	GEORGETOWN UNIVERSITY	3	1,133,000.00	11012020
30112302	GEORGETOWN UNIVERSITY	4	3,030,000.00	11012020
30114001	HOOD COLLEGE	3.625	15,000.00	11012014
30116201	LASSEN JUNIOR COLLEGE	3	179,000.00	4012020
30119202	MERCER UNIV. ACCOUNTING OFFICE	3	19,989.38	5012014
30129101	SIMPSON COLLEGE - BOND 1966	3	68,000.00	7012016
30133201	UNIV STUDENT COOP HOUSING	3	570,000.00	4012019
30117801	MARIAN COLLEGE OF FOND DU LAC	3	115,000.00	10012016
30118401	MARYMOUNT UNIVERSITY	3	135,000.00	5012016
30100103	ALABAMA AGRICULTURAL	3	565,000.00	5012018
30110101	ELIZABETH CITY STATE UNIVERSITY	3	100,000.00	10012017
30110802	FAIRLEIGH DICKINSON UNIV	3	450,000.00	11012017
30113702	HIWASSEE COLLEGE	3	63,643.94	9152018
30117002	LONG ISLAND UNIVERSITY	3.625	71,789.48	6012014
30121101	NEW ENGLAND COLLEGE	3	34,000.00	4012016
30125506	RIDER COLLEGE	3	117,000.00	5012017
30128802	SETON HILL COLLEGE	3.625	28,000.00	11012014
	TOTALS:		16,534,007.98

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of December 31, 2013

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
30117002	LONG ISLAND UNIVERSITY	06/01/13	26,789.48	71,789.48
30123401	PAINE COLLEGE	10/01/13	1,344.00	199,343.99
TOTAL:			28,133.48	271,133.47

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of December 31, 2013

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of January 01, 2014 through January 31, 2014

Collections:
Principal Payments	125,827.75
Interest Payments	4,661.38

Total Principal and Interest Collections	130,489.13

Payments and Reversals Posted to Suspense	—

Total Collections	130,489.13

Less: Servicing Fees (not withheld from remittances)	(815.61)

Net Collections	129,673.52

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of January 01, 2014 through January 31, 2014

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
1012014	30112002	GEORGE FOX CO	11,812.00	1,801.80	13,613.80	240,239.92	90.09
1012014	30121201	NEWARK BETH I	55,000.00	996.87	55,996.87	55,000.00	20.63
1012014	30129101	SIMPSON COLLE	—	1,020.00	1,020.00	68,000.00	25.50
1012014	30114802	INTER AMERICA	84,848.42	7,948.78	92,797.20	529,918.70	198.72
1012014	30123701	PHILADELPHIA	57,381.25	16,526.95	73,908.20	1,101,797.15	413.17
1012014	30134402	UNIVERSITY OF	—	2,700.00	2,700.00	180,000.00	67.50
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—
		TOTALS:	209,041.67	30,994.40	240,036.07	2,174,955.77	815.61

							815.61	Service Fees due

S/F still due for below loans

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of January 01, 2014 through January 31, 2014

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
30112902	1/30/2014	59,082.82	58,200.12	882.70		2012014
30121201	1/15/2014	55,000.00	55,000.00	—		1012014
TOTALS:		114,082.82	113,200.12	882.70	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of January 01, 2014 through January 31, 2014

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of January 31, 2014

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
30101601	AUBURN UNIVERSITY	3	665,000.00	12012018
30101701	AZUSA PACIFIC UNIVERSITY	3.75	33,000.00	4012015
30106904	COLLEGE OF SANTA FE	3	175,000.00	10012018
30109604	DRURY COLLEGE	3	27,000.00	4012015
30112002	GEORGE FOX COLLEGE	3	228,427.90	7012018
30114802	INTER-AMERICAN UNIV. OF PUERTO RICO	3	445,070.30	1012017
30117402	LYCOMING COLLEGE	3.625	20,000.00	5012014
30117403	LYCOMING COLLEGE	3.75	49,999.99	5012015
30117501	LYNCHBURG COLLEGE	3.75	58,000.00	5012015
30117502	LYNCHBURG COLLEGE	3	195,000.00	5012018
30119801	MILLSAPS COLLEGE	3	252,000.00	11012021
30119903	MISSISSIPPI STATE UNIVERSITY	3	610,000.00	12012020
30120601	MORGAN STATE UNIVERSTIY	3	181,396.60	11012014
30121501	NORFOLK STATE UNIVERSITY	3	1,231,918.00	12012021
30123401	PAINE COLLEGE	3	199,344.00	10012016
30123701	UNIVERSITY OF THE ARTS	3	1,044,416.00	1012022
30127402	ST MARY’S SCHOOL	3	153,000.00	6012020
30134402	UNIVERSITY OF FLORIDA/REV. CERTS.,84	3	180,000.00	7012014
30136801	UNIVERSITY OF ST THOMAS	3	235,000.00	10012019
30137802	VILLANOVA UNIVERSITY	3	425,000.00	4012019
30137901	VINCENNES UNIVERSITY	3	1,900,000.00	6012023
30140502	WITTENBERG UNIVERSITY	3	120,000.00	5012015
30140503	WITTENBERG UNIVERSITY	3	63,000.00	11012017
30102803	BETHANY COLLEGE - HALL BOND 1967	3	80,000.00	11012017
30104201	TRUST SERVICES DIVISION	3	938,000.00	11012019
30108202	DAEMEN COLLEGE(ROSARY HILL COLLEGE)	3	135,000.00	4012016
30109502	DREXEL UNIVERSITY	3.5	70,000.00	5012014
30112301	GEORGETOWN UNIVERSITY	3	1,133,000.00	11012020
30112302	GEORGETOWN UNIVERSITY	4	3,030,000.00	11012020
30114001	HOOD COLLEGE	3.625	15,000.00	11012014
30116201	LASSEN JUNIOR COLLEGE	3	179,000.00	4012020
30119202	MERCER UNIV. ACCOUNTING OFFICE	3	19,989.38	5012014
30129101	SIMPSON COLLEGE - BOND 1966	3	68,000.00	7012016
30133201	UNIV STUDENT COOP HOUSING	3	570,000.00	4012019
30117801	MARIAN COLLEGE OF FOND DU LAC	3	115,000.00	10012016
30118401	MARYMOUNT UNIVERSITY	3	135,000.00	5012016
30100103	ALABAMA AGRICULTURAL	3	565,000.00	5012018
30110101	ELIZABETH CITY STATE UNIVERSITY	3	100,000.00	10012017
30110802	FAIRLEIGH DICKINSON UNIV	3	450,000.00	11012017
30113702	HIWASSEE COLLEGE	3	63,643.94	9152018
30117002	LONG ISLAND UNIVERSITY	3.625	70,973.85	6012014
30121101	NEW ENGLAND COLLEGE	3	34,000.00	4012016
30125506	RIDER COLLEGE	3	117,000.00	5012017
30128802	SETON HILL COLLEGE	3.625	28,000.00	11012014
	TOTALS:		16,408,179.96

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of January 31, 2014

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
30117002	LONG ISLAND UNIVERSITY	06/01/13	26,789.48	70,973.85
30123401	PAINE COLLEGE	10/01/13	1,344.00	199,343.99
TOTAL:			28,133.48	270,317.84

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of January 31, 2014

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of February 01, 2014 through February 28, 2014

Collections:
Principal Payments	—
Interest Payments	—

Total Principal and Interest Collections	—

Payments and Reversals Posted to Suspense	—

Total Collections	—

Less: Servicing Fees (not withheld from remittances)	—

Net Collections	—

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of February 01, 2014 through February 28, 2014

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees
—
no service fees due for this period							—
—
—
—
—
—
—
—
—
—
—
—
—
—
—
—
—
—
—
—
—
		TOTALS:	—	—	—	—	—

							—	Service Fees due

S/F still due for below loans

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of February 01, 2014 through February 28, 2014

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date
none to report
TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of February 01, 2014 through February 28, 2014

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount
none to report
TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of February 28, 2014

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date
30101601	AUBURN UNIVERSITY	3	665,000.00	12012018
30101701	AZUSA PACIFIC UNIVERSITY	3.75	33,000.00	4012015
30106904	COLLEGE OF SANTA FE	3	175,000.00	10012018
30109604	DRURY COLLEGE	3	27,000.00	4012015
30112002	GEORGE FOX COLLEGE	3	228,427.90	7012018
30114802	INTER-AMERICAN UNIV. OF PUERTO RICO	3	445,070.30	1012017
30117402	LYCOMING COLLEGE	3.625	20,000.00	5012014
30117403	LYCOMING COLLEGE	3.75	49,999.99	5012015
30117501	LYNCHBURG COLLEGE	3.75	58,000.00	5012015
30117502	LYNCHBURG COLLEGE	3	195,000.00	5012018
30119801	MILLSAPS COLLEGE	3	252,000.00	11012021
30119903	MISSISSIPPI STATE UNIVERSITY	3	610,000.00	12012020
30120601	MORGAN STATE UNIVERSTIY	3	181,396.60	11012014
30121501	NORFOLK STATE UNIVERSITY	3	1,231,918.00	12012021
30123401	PAINE COLLEGE	3	199,344.00	10012016
30123701	UNIVERSITY OF THE ARTS	3	1,044,416.00	1012022
30127402	ST MARY’S SCHOOL	3	153,000.00	6012020
30134402	UNIVERSITY OF FLORIDA/REV. CERTS.,84	3	180,000.00	7012014
30136801	UNIVERSITY OF ST THOMAS	3	235,000.00	10012019
30137802	VILLANOVA UNIVERSITY	3	425,000.00	4012019
30137901	VINCENNES UNIVERSITY	3	1,900,000.00	6012023
30140502	WITTENBERG UNIVERSITY	3	120,000.00	5012015
30140503	WITTENBERG UNIVERSITY	3	63,000.00	11012017
30102803	BETHANY COLLEGE - HALL BOND 1967	3	80,000.00	11012017
30104201	TRUST SERVICES DIVISION	3	938,000.00	11012019
30108202	DAEMEN COLLEGE(ROSARY HILL COLLEGE)	3	135,000.00	4012016
30109502	DREXEL UNIVERSITY	3.5	70,000.00	5012014
30112301	GEORGETOWN UNIVERSITY	3	1,133,000.00	11012020
30112302	GEORGETOWN UNIVERSITY	4	3,030,000.00	11012020
30114001	HOOD COLLEGE	3.625	15,000.00	11012014
30116201	LASSEN JUNIOR COLLEGE	3	179,000.00	4012020
30119202	MERCER UNIV. ACCOUNTING OFFICE	3	19,989.38	5012014
30129101	SIMPSON COLLEGE - BOND 1966	3	68,000.00	7012016
30133201	UNIV STUDENT COOP HOUSING	3	570,000.00	4012019
30117801	MARIAN COLLEGE OF FOND DU LAC	3	115,000.00	10012016
30118401	MARYMOUNT UNIVERSITY	3	135,000.00	5012016
30100103	ALABAMA AGRICULTURAL	3	565,000.00	5012018
30110101	ELIZABETH CITY STATE UNIVERSITY	3	100,000.00	10012017
30110802	FAIRLEIGH DICKINSON UNIV	3	450,000.00	11012017
30113702	HIWASSEE COLLEGE	3	63,643.94	9152018
30117002	LONG ISLAND UNIVERSITY	3.625	70,973.85	6012014
30121101	NEW ENGLAND COLLEGE	3	34,000.00	4012016
30125506	RIDER COLLEGE	3	117,000.00	5012017
30128802	SETON HILL COLLEGE	3.625	28,000.00	11012014
	TOTALS:		16,408,179.96

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of February 28, 2014

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB
30117002	LONG ISLAND UNIVERSITY	06/01/13	26,789.48	70,973.85
30123401	PAINE COLLEGE	10/01/13	1,344.00	199,343.99
TOTAL:			28,133.48	270,317.84

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of February 28, 2014

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for December 2013

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires
20131202	12012013	30101601	AUBURN UNIVERSITY	125,000.00	11,850.00	136,850.00	790,000.00	125,000.00	11,850.00	—	136,850.00
20131202	12012013	30121501	NORFOLK STATE UNIVERSITY	67,682.76	19,494.02	87,176.78	1,299,601.17	67,682.76	19,494.01	—	87,176.77
20131202	0	30121501	NORFOLK STATE UNIVERSITY					—	—	0.01	0.01
20131202	12012013	30137901	VINCENNES UNIVERSITY	—	28,500.00	28,500.00	1,900,000.00	—	28,500.00	—	28,500.00
System Credits 12/2												252,526.78
System Debits 12/2												—
Bank Credit 12/2
Bank Debit 12/2
Bank Debit 12/2 (funds movement adj)
Trustee Wire 12/2
20131204	12012013	30119903	MISSISSIPPI STATE UNIVERSITY	80,000.00	10,350.00	90,350.00	690,000.00	80,000.00	10,350.00	—	90,350.00
System Credits 12/4												90,350.00
System Debits 12/4												—
Bank Credit 12/3													505,053.55
Bank Debit 12/3
Bank Debit 12/3 (funds movement adj)															252,526.77
Trustee Wire 12/3														252,526.78
20131205	6012014	30121501	NORFOLK STATE UNIVERSITY					—	0.01	—	0.01
20131205	0	30121501	NORFOLK STATE UNIVERSITY					—	—	(0.01)	(0.01)
20131205	0	30121501	NORFOLK STATE UNIVERSITY					—	—	—	—
System Credits 12/5												0.01
System Debits 12/5												(0.01)
Bank Credit 12/5													180,700.00
Bank Debit 12/5
Bank Debit 12/5 (funds movement adj)															90,350.00
Trustee Wire 12/5														90,350.00
20131210	12012013	30127402	ST MARY’S SCHOOL	11,000.00	2,460.00	13,460.00	164,000.00	11,000.00	2,460.00	—	13,460.00
											—
											—
System Credits 12/10												13,460.00
System Debits 12/10												—
Bank Credit 12/6													0.02
Bank Debit 12/6 (payment reversal)															0.01
Bank Debit 12/6 (funds movement adj)															0.01
Trustee Wire 12/6
20131220	1012014	30123701	UNIVERSITY OF THE ARTS					57,381.25	16,526.95	—	73,908.20
											—
											—
System Credits 12/20												73,908.20
System Debits 12/20												—
Bank Credit 12/11													26,920.00
Bank Debit 12/11
Bank Debit 12/11 (funds movement adj)															13,460.00
Trustee Wire 12/11														13,460.00
20131231	1012014	30114802	INTER-AMERICAN UNIV. OF PUERTO RICO					84,848.42	7,948.78	—	92,797.20
20131231	1012014	30134402	UNIVERSITY OF FLORIDA/REV. CERTS.,84					—	2,700.00	—	2,700.00
											—
											—
											—
											—
System Credits 12/31												95,497.20
System Debits 12/31												—
Bank Credit 12/23													147,816.40
Bank Debit 12/23
Bank Debit 12/23 (funds movement adj)															73,908.20
Trustee Wire 12/23														73,908.20
			TOTALS:	283,682.76	72,654.02	356,336.78	4,843,601.17	425,912.43	99,829.75	—	525,742.18	525,742.18	860,489.97	430,244.98	430,244.99

Loans Due in Current Period and Paid in Prior Period:

			TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:
	12012013	30117002	LONG ISLAND U	—	815.63	815.63	45,000.00
			TOTALS:	—	815.63	815.63	45,000.00

			GRAND TOTAL:	283,682.76	73,469.65	357,152.41	4,888,601.17

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

December-13

Total System Credits @ 12/31		525,742.18

Total Bank Credits @ 12/31		860,489.97

	in transit

12/3/2013	funds movement adjustment	(252,526.77)
12/5/2013	funds movement adjustment	(90,350.00)
12/6/2013	payment reversal	(0.01)
12/6/2013	funds movement adjustment	(0.01)
12/11/2013	funds movement adjustment	(13,460.00)
12/23/2014	funds movement adjustment	(73,908.20)
	funds movement adjustment
	payment reversal
	funds movement adjustment
	funds movement adjustment

	Direct to Lender payments

	overdraft funding

12/31/2013	in transit	95,497.20
		525,742.18

Adjusted Bank Credits:		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

December-13

Total Bank Credits @ 12/31		860,489.97

Total Debits to Trustee @ 12/31		430,244.98

	Service Fees
	Inspection Fees

12/3/2013	funds movement adjustment	252,526.77
12/5/2013	funds movement adjustment	90,350.00
12/6/2013	payment reversal	0.01
12/6/2013	funds movement adjustment	0.01
12/11/2013	funds movement adjustment	13,460.00
12/23/2014	funds movement adjustment	73,908.20
	payment reversal
	funds movement adjustment
	overdraft funding repay
	funds movement adjustment

	payment reversal
	funds movement adjustment
	overdraft funding repay

Adjusted Debits to Trustee		860,489.97

		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for January 2014

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires
20140102	1012014	30129101	SIMPSON COLLEGE - BOND 1966	—	1,020.00	1,020.00	68,000.00	—	1,020.00	—	1,020.00
											—
											—
											—
System Credits 1/2												1,020.00
System Debits 1/2												—
Bank Credit 1/2													190,994.40
Bank Debit 1/2
Bank Debit 1/2 (funds movement adj)															95,497.20
Trustee Wire 1/2														95,497.20
20140106	1012014	30112002	GEORGE FOX COLLEGE	11,812.00	1,801.80	13,613.80	240,239.92	11,812.00	1,801.80	—	13,613.80
System Credits 1/6												13,613.80
System Debits 1/6												—
Bank Credit 1/3													2,040.00
Bank Debit 1/3
Bank Debit 1/3 (funds movement adj)															1,020.00
Trustee Wire 1/3														1,020.00
20140115	1012014	30121201	NEWARK BETH ISRAEL MEDICAL CENTER	55,000.00	996.87	55,996.87	55,000.00	55,000.00	—	—	55,000.00
20140115	1012014	30121201	NEWARK BETH ISRAEL MEDICAL CENTER					—	956.88	—	956.88
											—
System Credits 1/15												55,956.88
System Debits 1/15												—
Bank Credit 1/7													27,227.60
Bank Debit 1/7
Bank Debit 1/7 (funds movement adj)															13,613.80
Trustee Wire 1/7														13,613.80
20140129	6012013	30117002	LONG ISLAND UNIVERSITY					815.63	—	—	815.63
System Credits 1/29												815.63
System Debits 1/29												—
Bank Credit 1/16													111,913.76
Bank Debit 1/17 (service fee)															5,408.06
Bank Debit 1/16 (funds movement adj)															55,956.88
Trustee Wire 1/16														50,548.82
20140130	0	30112902	HAMPSHIRE COLLEGE					—	—	59,382.82	59,382.82
20140130	0	30112902	HAMPSHIRE COLLEGE					—	—	—	—
20140130	0	30112902	HAMPSHIRE COLLEGE					—	—	(59,382.82)	(59,382.82)
20140130	1302014	30112902	HAMPSHIRE COLLEGE					—	—	—	—
20140130	0	30112902	HAMPSHIRE COLLEGE					58,200.12	882.70	—	59,082.82
											—
System Credits 1/30												118,465.64
System Debits 1/30												(59,382.82)
Bank Credit 1/30
Bank Debit 1/30
Bank Debit 1/30 (funds movement adj)
Trustee Wire 1/30
											—
											—
											—
System Credits 1/31												—
System Debits 1/31												—
Bank Credit 1/31													177,548.46
Bank Debit 1/31 (payment reversal)															59,082.82
Bank Debit 1/31 (funds movement adj)															59,382.82
Trustee Wire 1/31														59,082.82
			TOTALS:	66,812.00	3,818.67	70,630.67	363,239.92	125,827.75	4,661.38	—	130,489.13	130,489.13	509,724.22	219,762.64	289,961.58

Loans Due in Current Period and Paid in Prior Period:
	1012014	30114802	INTER AMERICA	84,848.42	7,948.78	92,797.20	529,918.70
	1012014	30123701	PHILADELPHIA	57,381.25	16,526.95	73,908.20	1,101,797.15
	1012014	30134402	UNIVERSITY OF	—	2,700.00	2,700.00	180,000.00
			TOTALS:	142,229.67	27,175.73	169,405.40	1,811,715.85

Loans Due in Current Period Not Yet Paid:
			TOTALS:	—	—	—	—

			GRAND TOTAL:	209,041.67	30,994.40	240,036.07	2,174,955.77

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

January-14

Total System Credits @ 1/31		130,489.13

Total Bank Credits @ 1/31		509,724.22

12/31/2013	in transit wire	95,497.20
1/2/2014	in transit credit	(190,994.40)

1/2/2014	funds movement adjustment	(95,497.20)
1/3/2014	funds movement adjustment	(1,020.00)
1/7/2014	funds movement adjustment	(13,613.80)
1/16/2014	funds movement adjustment	(55,956.88)
1/31/2014	payment reversal	(59,082.82)
1/31/2014	funds movement adjustment	(59,382.82)
	funds movement adjustment
	payment reversal
	funds movement adjustment
	funds movement adjustment

1/29/2014	Direct to Lender payments	815.63

	overdraft funding

	in transit

		130,489.13

Adjusted Bank Credits:		0.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

January-14

Total Bank Credits @ 1/31		509,724.22

Total Debits to Trustee @ 1/31		219,762.64

1/17/2014	Service Fees	5,408.06
	Inspection Fees

1/2/2014	funds movement adjustment	95,497.20
1/3/2014	funds movement adjustment	1,020.00
1/7/2014	funds movement adjustment	13,613.80
1/16/2014	funds movement adjustment	55,956.88
1/31/2014	payment reversal	59,082.82
1/31/2014	funds movement adjustment	59,382.82
	payment reversal
	funds movement adjustment
	overdraft funding repay
	funds movement adjustment

	payment reversal
	funds movement adjustment
	overdraft funding repay

Adjusted Debits to Trustee		509,724.22

		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for February 2014

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires
—
—
—
System Credits 2/3	—
System Debits 2/3	—
Bank Credit 2/3
Bank Debit 2/3
Bank Debit 2/3 (funds movement adj)
Trustee Wire 2/3
—
System Credits 2/4	—
System Debits 2/4	—
Bank Credit 2/4
Bank Debit 2/4
Bank Debit 2/4 (funds movement adj)
Trustee Wire 2/4
TOTALS:	—	—	—	—	—	—	—	—	—	—	—	—

Loans Due in Current Period and Paid in Prior Period:
TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:
TOTALS:	—	—	—	—

GRAND TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

February-14

Total System Credits @ 2/28	—

Total Bank Credits @ 2/28	—

in transit wire
in transit credit

funds movement adjustment
funds movement adjustment
funds movement adjustment
funds movement adjustment
payment reversal
funds movement adjustment
funds movement adjustment
payment reversal
funds movement adjustment
funds movement adjustment

Direct to Lender payments

overdraft funding

in transit
—

Adjusted Bank Credits:	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

February-14

Total Bank Credits @ 2/28	—

Total Debits to Trustee @ 2/28	—

Service Fees
Inspection Fees

funds movement adjustment
funds movement adjustment
funds movement adjustment
funds movement adjustment
payment reversal
funds movement adjustment
payment reversal
funds movement adjustment
overdraft funding repay
funds movement adjustment

payment reversal
funds movement adjustment
overdraft funding repay

Adjusted Debits to Trustee	—

—